EXHIBIT 10.1(e)

Appendix A to Executive Employment Letter dated December 22, 2016

Executive: Peter M. Ziemba

Introductory Paragraph:

WTAM – Executive Vice President-Business and Legal Affairs, Chief Legal Officer and Secretary

WTI – Same

Employment Agreement dated May 24, 2011

Paragraph 1:

$300,000

Paragraph 3(a):

None. Paragraph 3(a) is inapplicable to the named Executive.

Paragraph 3(b):

January 14, 2014, January 28, 2015 and January 27, 2016

Paragraph 14:

Chief Executive Officer

Paragraphs 4(j) and 14:

Indemnification Agreement dated April 26, 2011